                                                                     Exhibit 32(b)

CUMMINS INC.

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cummins Inc (the "Company") on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange commission on the date thereof (the "Report") I, Jean S. Blackwell, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)The information contained in the Report presents, in all  material respects, the financial condition and results of operations of the Company.

/s/ Jean S. Blackwell
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Jean S. Blackwell
Vice President and Chief
Financial Officer
August 13, 2003